UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2011

BROADLEAF CAPITAL PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	2-916510	88-0490034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3887 Pacific Street, Las Vegas, NV	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (702) 650-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On March 31, 2005 and May 16, 2005 respectively, Broadleaf Capital Partners, Inc. (the “Company”) filed with the Securities and Exchange Commission its inability to file current reports on Form 10-K and 10-Q.  Since those dates, the Company has been delinquent in its filings with the SEC.

On July 18, 2011 the Company  dismissed its former certified public accountant HJ & Associates, LLC effectively immediately.  On February 23, 2011, the Company engaged Scrudato & Co as its registered independent public accountant.   The decisions to appoint Scrudato and dismiss HJ were approved by the Board of Directors of the Company.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern, which was included in our accountant’s report on the financial statements for the years ended December 31, 2003 and 2002, HJ’s reports on the financial statements of the Company for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.In connection with the audit and review of the financial statements of the Company through July 22, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with HJ’s opinion to the subject matter of disagreement.

In connection with the audited financial statements of the Company for the years ended December 31, 2003 and 2002, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to February 23, 2011, the Company did not consult with Scrudato & Co regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) an matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company is in discussions with Scrudato & Co concerning internal controls and other accounting matters with respect to all accounting matters from January 1, 2005 to the present, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K to the present.

There are no known disputes with HJ & Associates, LLC who are currently owed approximately $15,000 for past services rendered to the Company for the year 2004 and earlier years.  The Company does not intend to dispute this past due amount, but does not have current funds to pay said amount.

The Company has requested HJ & Associates, LLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 21, 2011 is filed as Exhibit 16.1 to this Form 8-K.

The following exhibit 16.1 is filed as part of this Current Report on Form 8-K.

ITEM 8.01 OTHER ITEMS

a.) CHANGE OF ADDRESS

The  new  address for the Company is 3887 Pacific Street, Las Vegas, Nevada, 89121.  The new telephone number is 702-650-3000 and the fax number is 702-697-8944.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from HJ & Associates, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADLEAF CAPITAL PARTNERS, INC.

Dated: July 22, 2011	By:	/s/ J. Michael King
J. Michael King
President

Exhibit No.	Description
16.1	Letter from HJ & Associates, LLC